                                                                    EXHIBIT 10-D

                               AVATEX CORPORATION

                        AMENDED AND RESTATED STOCK OPTION
                                       AND
                             PERFORMANCE AWARD PLAN

                (FORMERLY KNOWN AS THE NATIONAL INTERGROUP, INC.
                  1993 STOCK OPTION AND PERFORMANCE AWARD PLAN)

         This Amended and Restated Stock Option and Performance Award Plan (the "Plan") of Avatex Corporation, a Delaware corporation formerly known as National Intergroup, Inc. (the "Company"), amends and restates in its entirety the National Intergroup, Inc. 1993 Stock Option and Performance Award Plan, as amended by the Amendment thereto dated October 12, 1994, the Second Amendment thereto dated June 21, 1999, and the Third Amendment thereto dated March 28, 2000.

         1.   PURPOSE

         The Company, by means of this Plan, desires to afford its directors, officers, and certain of its key employees and the key employees of any parent corporation or subsidiary corporation thereof now existing or hereafter formed or acquired who are responsible for the continued growth of the Company, an opportunity to acquire a proprietary interest in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company and any parent corporation or subsidiary corporation thereof. As used in this Plan, the terms "parent corporation" and "subsidiary corporation" shall mean, respectively, a corporation within the definition of such terms contained in Sections 424(e) and 424(f), respectively, of the Internal Revenue Code of 1986 (as amended, the "Code").

         The stock options ("Options") and other awards ("Plan Awards") to be granted pursuant to this Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for services.

         2.   ADMINISTRATION

         The Plan shall be administered by the Finance and Personnel Committee, or any successor thereto, of the Board of Directors of the Company or by such other committee, as may be determined by the Board of Directors (the "Committee"). The Committee shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who, to the extent possible, shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under Rule 16b-3 under Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation
Section 1.162-27(e)(3) under Section 162(m) of the Code. The Committee shall administer the Plan so as to comply all times with the Exchange Act. The majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the acts of the Committee. Notwithstanding anything to the contrary herein, the entire Board of Directors of the Company may act in place of the Committee under this Plan and, in such event, all references herein to the Committee shall be deemed references to the Board of Directors.

         3.   SHARES AVAILABLE

         Subject to the adjustments provided in Section 11, the maximum aggregate number of shares of common stock of the Company which may be granted for all purposes under the Plan shall be 9,000,000 shares; PROVIDED that the maximum number of shares of common stock of the Company with respect to which Options and Plan Awards may be granted to an individual participant under the Plan during the term of the Plan shall not exceed 3,000,000, subject to adjustments made in accordance with Section 11 hereof. In the event that an Option or a Plan Award expires, is terminated unexercised, or is forfeited as to any shares covered thereby, such shares shall thereafter be available for Options and Plan Awards to such individual or other individuals under the Plan. To the extent that a stock appreciation right included in an Option is exercised, such Option shall be deemed to have been exercised. Options and Plan Awards may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of the common stock of the Company or issued shares of such common stock held in the Company's treasury.

         4.   ELIGIBILITY AND BASES OF PARTICIPATION

         Grants under the Plan (i) may be made, pursuant to Sections 6, 8 and 9, to key employees, officers and directors (but not to any director who is not also an employee) of the Company, or any subsidiary corporation thereof, who are regularly employed on a salaried basis and who are so employed on the date of such grant (the "Officer and Key Employee Participants"), (ii) shall be made, subject to and in accordance with Section 7, to individuals not regularly employed by the Company who serve as directors of the Company (the "Outside Director Participants"), and (iii) shall be made to individuals not regularly employed by the Company who serve as directors of any subsidiary corporation of the Company, at the discretion of the Committee administering the Plan.

         5.   AUTHORITY OF COMMITTEE

         Subject to, and consistent with, the express provisions of the Plan and the Code, the Committee shall have plenary authority, in its sole discretion, to:

         a. determine the persons, other than Outside Director Participants, to whom Options and Plan Awards shall be granted, the time when such Options and Plan Awards shall be granted, the number of Options and Plan Awards, the purchase price or exercise price of each Option, the period(s) during which such Option shall be exercisable (whether in whole or in part), the restrictions to be applicable to Options and Plan Awards and the other terms and provisions thereof (which need not be identical);

         b.   [intentionally omitted]

         c. provide an arrangement through registered broker-dealers whereby temporary financing may be made available to an optionee by the broker-dealer, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting an optionee in the exercise of an Option or Plan Award, such authority to include the payment by the Company of the commissions of the broker-dealer;

         d. provide the establishment of procedures for an optionee (i) to have withheld from the total number of shares to be acquired upon the exercise of an Option that number of shares having a Fair Market Value (as defined in Section 14) which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price, and (ii) to exercise a portion of an Option by delivering that number of shares already owned by such optionee having a Fair Market Value which shall equal the partial Option exercise price and to deliver the shares thus acquired by such optionee in payment of shares to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that such optionee can in sequence utilize such newly acquired shares in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares;

         e. provide the establishment of a procedure whereby a number of shares of common stock or other securities may be withheld from the total number of shares of common stock or other securities to be issued upon exercise of an Option to meet the obligation of withholding for taxes incurred by an optionee upon such exercise;

         f. prescribe, amend, modify and rescind rules and regulations relating to the Plan;

         g. make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business; and

         h. establish any procedures determined to be appropriate in discharging its responsibilities under the Plan.

The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan; PROVIDED, HOWEVER, that the Committee may not delegate any duties to a member of the Board of Directors of the Company who, if elected to serve on the Committee, would not qualify as a "non-employee director" to administer the Plan as contemplated by Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act and as an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code. The Committee may employ attorneys, consultants, accountants, or such other persons as it may deem appropriate, and the Committee, the Company, and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Company, all persons who have received Options or Plan Awards under the Plan and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan and all members and agents of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

         6.   STOCK OPTIONS FOR OFFICER AND KEY EMPLOYEE PARTICIPANTS

         The Committee shall have the authority, in its sole discretion, to grant to Officer and Key Employee Participants (i) incentive stock options ("Incentive Options") pursuant to Section 422 of the Code, (ii) non-qualified stock options ("Non-Qualified Options") (options which do not qualify under Section 422 of the Code) or (iii) both types of Options. The terms and conditions of the Options shall be determined from time to time by the Committee; PROVIDED, HOWEVER, that the Options granted under the Plan shall be subject to the following:

         a. OPTION PRICE. The Committee shall establish the option price at the time any Option is granted at such amount as the Committee shall determine; PROVIDED, HOWEVER, that the option price for each share purchasable under any Incentive Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the Fair Market Value (as defined in Section 14) per share at the date the Option is granted; and PROVIDED, FURTHER, HOWEVER, that in the case of an Incentive Option granted to a person who, at the time such Incentive Option is granted, owns shares of the Company, or any parent corporation or subsidiary corporation thereof, which possess more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each share shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share at the date the Option is granted. The Option price will be subject to adjustment in accordance with the provisions of Section 11 of the Plan.

         b. PAYMENT. The price per share of common stock of the Company with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash, which may be paid by wire transfer in immediately available funds, by check or by any other instrument acceptable to the Company or, in the discretion of the Committee, by delivery to the Company of shares of common stock of the Company owned by the optionee or by the Company withholding from the total number of shares to be acquired pursuant to the Option a portion of such shares. Shares delivered to or withheld by the Company in payment of the option price shall be valued at the Fair Market Value of the common stock of the Company on the day preceding the date of the exercise of the Option.

         c.   [intentionally omitted]

         d. EXERCISABILITY OF STOCK OPTION. Subject to subsections (e), (f) and (g) below, each Option shall be exercisable in such installments as may be determined by the Committee at the time of the grant. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. No Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; PROVIDED, HOWEVER, in the case of an Incentive Option granted to a person who, at the time such Option is granted, owns stock of the Company, or any parent corporation or subsidiary corporation thereof, possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any corporation or subsidiary corporation thereof, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

         e. DEATH. In the event of the death of any optionee, (i) all Options held by such optionee on the date of death shall become exercisable and (ii) the estate of such optionee shall have the right, within one (1) year after the date of death (but in no event after the expiration date of the Option), to exercise such optionee's Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of his death.

         f. DISABILITY. If the employment of any optionee is terminated because of Disability (as defined in Section 14), (i) all Options held by such optionee as of the date of such termination shall become exercisable and (ii) such optionee shall have the right within one (1) year after the date of such termination (but in no event after the expiration of the Option), to exercise the Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of such termination.

         g. RETIREMENT. If an optionee retires (as defined in Section 14) from the Company, its parent or any of its subsidiaries, (i) all Options held by such optionee on the date of his retirement shall become exercisable and (ii) such optionee shall have the right, within one year (or three (3) months in the case of an Incentive Stock Option) after the date of his retirement (but in no event after the expiration date of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of retirement.

         h. OTHER TERMINATION OR FOR CAUSE. If the employment of an optionee is terminated for any reason other than those specified in subsections 6(e), (f) or (g) above, such optionee shall have the right, within thirty (30) days (or three (3) months in the case of an Incentive Option) after the date of such termination (but in no event after the expiration date of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to the time of such termination; PROVIDED, HOWEVER, that, if such optionee's employment was terminated by the Company, or any parent corporation or subsidiary corporation thereof, for good cause, or if the optionee voluntarily terminates employment without the consent of the Company, or any parent corporation or subsidiary corporation thereof (of which fact the Committee shall be the sole judge), such optionee shall be deemed to have immediately forfeited all rights under his Options, except as to shares of common stock of the Company already purchased thereunder. Termination for "good cause" shall mean (unless another definition is agreed to in writing by the Company and the optionee) termination by action of the Board of Directors because of: (i) the optionee's conviction of, or plea of nolo contendere to, a felony or a crime involving moral turpitude; (ii) the optionee's personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iii) the optionee's commission of material mismanagement in the conduct of his duties as assigned to him by the Board of Directors or the Chief Executive Officer of the Company;
(iv) the optionee's willful failure to execute the policies of the Company or his stated duties as established by the Board of Directors or the Chief Executive Officer of the Company, or intentional failure to perform his stated duties; or (v) chemical dependency that materially impairs the ability to discharge duties on the part of the optionee. The determination that there exists "good cause" for termination shall be made by the Committee (unless otherwise agreed to in writing by the Company and the optionee) and such determination shall be conclusive.

         i. MAXIMUM EXERCISE. The aggregate Fair Market Value of shares of common stock of the Company (determined at the time of the grant of the Option) with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year under all plans of the Company, or any parent corporation or subsidiary corporation thereof, shall not exceed $100,000. To the extent the aggregate Fair Market Value of the shares underlying one or more Incentive Options that are first exercisable in any calendar year under this and all other option plans of the Company and its subsidiaries and any parent exceed $100,000, such excess Options shall no longer be treated as Incentive Options.

         j. DISCRETION UPON SEPARATION FROM EMPLOYMENT. Notwithstanding anything to the contrary herein, in connection with the termination of employment of an optionee or the separation of an optionee from the Company, the Committee shall have complete discretion to amend any Option previously granted to such optionee so as to extend the period during which such Option is exercisable and/or remove any restrictions applicable to such Option, including the acceleration of the vesting thereof.

         7.   STOCK OPTION GRANTS TO OUTSIDE DIRECTOR PARTICIPANTS.

         Subject to the terms and conditions of this Section 7, commencing with the Annual Meeting of the Company's stockholders to be held in 2001, each person who is serving as an Outside Director Participant on the third trading day following the later of (i) the date on which the Annual Meeting of the Company's stockholders or any adjournment thereof is held in any year or (ii) the date on which the Company publicly announces the results of operations of the Company for the fiscal quarter immediately preceding such Annual Meeting, shall automatically be granted an Option to purchase 20,000 shares of common stock of the Company. In addition, but without duplication with respect to the foregoing grant to existing Outside Director Participants, an initial grant of an Option to purchase 15,000 shares of common stock shall automatically be granted to each individual who is first elected an Outside Director Participant on the third trading date following the effective date of such election. The terms and conditions of the Options granted to Outside Director Participants hereunder shall be determined from time to time by the Committee; PROVIDED, HOWEVER, that the Options granted hereunder shall be Non-Qualified Options and shall be subject to the following:

         a. OPTION PRICE. The option price of each share covered by such Options shall be equal to the Fair Market Value per share of the common stock of the Company on the date of grant.

         b. PAYMENT. The price per share of common stock of the Company with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash, which may be paid by wire transfer in immediately available funds, by check or by any other instrument acceptable to the Company or, in the discretion of the Committee, by delivery to the Company of other shares of common stock of the Company owned by the Outside Director Participant or by the Company withholding from the total number of shares to be acquired pursuant to the Option, a portion of such shares. Shares delivered to or withheld by the Company in payment of the option price shall be valued at the Fair Market Value of the common stock of the Company on the day preceding the date of the exercise of the Option.

         c. EXERCISABILITY OF STOCK OPTION. Subject to subsections (d) and (f) below, fifty percent (50%) of each Option shall be exercisable beginning one (1) year after the date of the grant, with the remainder becoming exercisable two
(2) years after the date of grant. The right to purchase shares shall be cumulative so that when the right to purchase any shares has accrued such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. No Option by its terms shall be exercisable after the expiration of five (5) years from the date of grant of the Option.

         d. DEATH. In the event of the death of an Outside Director Participant, (i) all Options held by such optionee on the date of death shall become exercisable and (ii) the estate of such optionee shall have the right within one (1) year after the date of death (but in no event after the expiration of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of his death.

         e. DISABILITY. If an Outside Director Participant's service as a director of the Company is terminated because of Disability, (i) all options held by such optionee as of the date of such termination shall become exercisable and (ii) such optionee shall have the right within one (1) year after the date of such termination (but in no event after the expiration of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of such termination.

         f. RETIREMENT. If an Outside Director Participant retires (as defined in Section 14) from the Company, (i) all Options held by such optionee on the date of his retirement shall become exercisable and (ii) such optionee shall have the right, within one year after the date of his retirement (but in no event after the expiration date of the Option) to exercise his Option with respect to all or any part of the shares of stock underlying the Options held by such optionee immediately prior to the time of retirement.

         g. OTHER TERMINATION OR FOR CAUSE. In the event an Outside Director Participant is terminated for any reason other than those specified in subsections 7(d), (e) or (f) above, such optionee shall have the right, within thirty (30) days after the date of such termination (but in no event after the expiration date of the Option), to exercise his Option with respect to all or any part of the shares of stock which such optionee was entitled to purchase immediately prior to such termination; PROVIDED, HOWEVER, that if the optionee is removed from office for cause by action of the stockholders of the Company in accordance with its by-laws and the General Corporation Law of the State of Delaware, or if such optionee voluntarily terminates his service without the consent of the Company (of which fact the Committee shall be the sole judge), then such optionee shall be deemed to have immediately forfeited his rights under his Options, except as to the shares of common stock of the Company already purchased thereunder.

         h. INELIGIBILITY FOR OTHER GRANTS. Any Outside Director Participant who receives an Option pursuant to this Section 7 shall be ineligible to receive any other Option under any other Section of this Plan.

         i. THE COMMITTEE. The provisions of this Section 7 shall be administrated by the Committee solely in accordance with the terms hereof; PROVIDED, HOWEVER, that the Committee shall maintain the authority to interpret this Section of the Plan and to make all determinations permitted by this
Section 7 or deemed necessary for its administration.

         8.   STOCK APPRECIATION RIGHTS.

         The Committee shall have the authority to grant stock appreciation rights to Officer and Key Employee Participants in connection with an Option, either at the time of grant of the Option or by amendment. Each such right shall be subject to the same terms and conditions as the related Option and shall be exercisable only at such times and to such extent as the related Option is exercisable; PROVIDED, HOWEVER, that a stock appreciation right may be exercised only when the Fair Market Value of the common stock of the Company exceeds the exercise price of the related Option. A stock appreciation right shall entitle the optionee to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefor that number of shares having an aggregate value equal to the excess of (i) the Fair Market Value of one share of the common stock of the Company on the day preceding the surrender of such Option over (ii) the option price per share multiplied by (iii) the number of shares called for by the Option, or portion thereof, which is surrendered; PROVIDED, HOWEVER, that no fractional shares shall be issued. The number of shares of common stock of the Company which may be received pursuant to the exercise of a stock appreciation right may not exceed the number of shares called for by the Option, or portion thereof, which is surrendered. The Committee shall have the right to determine, in its sole discretion, whether (i) the Company's obligation to any person exercising a stock appreciation right shall be paid in cash, or partly in cash and partly in shares of the common stock of the Company or (ii) to approve an election by a participant to receive cash in whole or in part in settlement of the stock appreciation right.

         An election by a participant to receive cash in settlement of a stock appreciation right, and any exercise of such stock appreciation right for cash, may be made only by a request by a participant. Within thirty (30) days following the receipt by the Committee of a request to receive cash in whole or in part in settlement of a stock appreciation right or to exercise such stock appreciation right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such request. A request to receive cash in whole or in part in settlement of a stock appreciation right or to exercise a stock appreciation right for cash may provide that, in the event the Committee shall disapprove such request, such request shall be deemed to be an exercise of such stock appreciation right for shares of common stock of the Company.

         If the Committee disapproves any election by a participant to receive cash in whole or in part in settlement of a stock appreciation right or to exercise such stock appreciation right for cash, such disapproval shall not affect such participant's right to exercise such stock appreciation right at a later date, to the extent that such stock appreciation right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash at such later date also shall be subject to the approval of the Committee. Additionally, such disapproval shall not affect such holder's right to exercise any related Option or Options granted to such holder under this Plan.

         9.   PERFORMANCE SHARES, RESTRICTED SHARES AND PERFORMANCE UNITS

         The Committee shall have the authority to grant to Officer and Key Employee Participants performance shares, restricted shares or performance units either separately or in combination with other awards authorized by the Plan. The terms and conditions of performance and restricted shares or performance units shall be determined from time to time by the Committee without limitation, except as may otherwise be provided in the Plan. In addition:

         a. each award shall be granted for services rendered and at no additional cost to the participant, PROVIDED, HOWEVER, that the value of the services performed must, in the opinion of the Company, equal or exceed the par value of the shares of the Company to be granted to the participant;

         b. each award shall be evidenced by a signed written agreement between the Company and the participant containing the terms and conditions of the award;

         c. the Company shall establish a performance account for each participant to whom performance or restricted shares or performance units are granted, and the performance or restricted shares or performance units granted shall be credited to such account. Shares in the form of restricted common stock or other securities, when issued, shall be registered in the name of the participant and, together with a stock power endorsed in blank, deposited with the Company at the time the account is credited;

         d. the duration of the performance or restriction period applicable to any such award shall be determined by the Committee at the time each grant is made. Performance or restricted shares or performance units may not be sold, assigned, transferred, redeemed, pledged, hypothecated or otherwise encumbered during the restriction period, except as provided in Section 9(h). More than one grant may be outstanding at any one time, and performance or restriction periods may be different lengths;

         e. at the time of each grant, the Committee shall establish performance targets at which performance shares or units shall be earned or times at which restrictions placed on restricted shares or units shall lapse. The Committee may also establish a relationship between performance targets and the number of performance shares or the number or value of performance units which shall be earned. The Committee also shall establish a relationship between performance results other than the targets and the number of performance or restricted shares and the number or value of performance units, if any, which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which performance shares or units are earned or restrictions on restricted shares or units shall lapse. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant, except as provided in Section 10 and provided that, with respect to performance shares and performance units, the Committee may, in its sole discretion, make such adjustments to performance targets, the number of performance shares or the number or value of performance units which shall be earned, or such other changes as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a participant's award outside the goals intended by the Committee at the time of the grant of the award;

         f. The Committee may provide that amounts equivalent to dividends or interest shall be payable with respect to performance or restricted shares or performance units held in the participant's performance account. Such amounts shall be credited to the performance account, and shall be payable to the participant at such time as the restrictions on the respective shares or performance units are removed and the shares or other interests are distributed to the participant. The Committee further may provide that amounts equivalent to interest or dividends held in the performance accounts be credited to such accounts on a periodic or other basis;

         g. Performance awards shall be earned to the extent that the terms and conditions of the Plan and the grant are met;

         h. If the participant ceases to be an employee with the consent of the Committee, dies, becomes Disabled, or retires, the award earned under this Section with respect to any outstanding performance or restricted shares or performance units shall be determined by the Committee. If the participant ceases to be an employee for any other reason, all shares or other interests awarded hereunder and subject to restrictions shall be forfeited. In such case, the Company shall have the right to complete the blank stock power with respect to performance or restricted shares or their equivalent and transfer the same to its treasury. Notwithstanding the foregoing, in connection with the termination of employment of a participant or the separation of a participant from the Company, the Committee shall have complete discretion to amend any performance award previously granted to such participant so as to extend the period during which such performance award is exercisable and/or remove any restrictions applicable to such performance award, including the acceleration of the vesting thereof.

         9A.  PERFORMANCE-BASED AWARDS.

         Certain stock options, stock appreciation awards, performance shares, restricted shares and performance units (collectively, "Benefits") granted under the Plan may be granted in a manner such that the Benefits qualify for the performance-based compensation exemption of Section 162(m) of the Code ("Performance-Based Awards"). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of hurdle rates and/or growth rates in one or more business criteria that apply to the individual participant, one or more business units or the Company as a whole. The business criteria shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) net sales growth; (iv) market share; (v) net operating profit; (vi) expense targets; (vii) working capital targets relating to inventory and/or accounts receivable; (viii) operating margin; (ix) return on equity; (x) return on assets; (xi) planning accuracy (as measured by comparing planned results to actual results); (xii) market price per share; and (xiii) total return to stockholders. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria. With respect to Performance-Based Awards, (i) the Committee shall establish in writing (x) the performance goals applicable to a given period, and such performance goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the participant if such performance goals are obtained and (y) the individual employees or class of employees to which such performance goals apply no later than 90 days after the commencement of such period (but in no event after 25% of such period has elapsed) and (ii) no Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any participant for a given period until the Committee certifies in writing that the objective performance goals (and any other material terms) applicable to such period have been satisfied. With respect to any Benefits intended to qualify as Performance-Based Awards, after establishment of a performance goal, the Committee shall not revise such performance goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such performance goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate Benefits payable upon the attainment of such performance goal.

         10.  DEFERRAL OF PAYMENTS

         The Committee may establish procedures by which a participant may elect to defer payment of a Plan Award. The Committee shall determine the terms and conditions of such deferral. Any such deferral shall be subject to the following:

         a. CONTINGENT NATURE OF ALLOCATION. Every allocation under the Plan to a performance account shall be considered "contingent" and unfunded until any forfeiture restrictions under the terms of the award expire or lapse, until all conditions contained in the award are satisfied, and until any elective deferral period expires. Such contingent allocations shall be considered bookkeeping entries only, notwithstanding the "crediting" of "dividends" or "interest". Such accounts shall be subject to the general claims of the Company's creditors.

Nothing contained herein shall be construed as creating a trust or fiduciary relationship between the participants and the Company or the Committee.

         b. PARTICIPANT'S RIGHTS TO AWARDS. Until a Plan Award vests, the elective deferral period expires, and any restrictions lapse, the participant's performance account balance cannot be sold, conveyed, transferred, pledged, hypothecated, or assigned. Until the Plan Award vests and becomes payable, such account balances shall be the property of the Company. The participant's rights to such account balances shall be no greater than that of a general creditor of the Company. Receipt of a Plan Award is conditioned upon satisfactory compliance with the terms and conditions of the award and other requirements of the Plan.

         If a certificate of stock or other security is issued pursuant to the Plan, such certificates shall bear the appropriate legend referring to the terms, conditions and restrictions applicable to such stock or other security. Any attempt to dispose of such stock or other security in violation of such restrictions shall be ineffective.

         c. ELECTION TO DEFER PAYMENT. If a Plan participant desires to defer the normal receipt of funds due him under a Plan Award, he must make an irrevocable election in a calendar year prior to the calendar year or years in which he is to perform services that will entitle him to the award. Such election shall provide a fixed date for the termination of the deferral period. The participant shall not be permitted to receive his award prior to the end of the elected deferral period, except in the event of death or retirement from the Company, its parent, or a subsidiary thereof, Disability, or termination of employment with the Company's consent as determined by the Committee. The decision of the Committee shall be final.

         11.  ADJUSTMENT OF SHARES

         In the event there is any change in the common stock of the Company by reason of any reorganization, recapitalization, stock split, stock dividend or otherwise, the number or kind of shares or interests subject to any Option, restricted share grant, or performance share or unit award, and the per share price or value thereof shall be appropriately adjusted by the Committee at the time of such event, provided that each participant's position with respect to such Option, restricted share grant, or performance share or unit award, and the per share price or value thereof shall not, as a result of such adjustment, be of less value than it had been immediately prior to such event. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" for purposes of Section 422 of the Code.

         12.  CHANGE OF CONTROL

         In the event of a Change of Control (as defined in Section 14) all Options previously issued pursuant to the Plan shall become immediately exercisable; PROVIDED, HOWEVER, that in the event of a merger between the Company and another corporation in which the Company is not the surviving entity, any Options or other Plan Awards issued pursuant to this Plan which have not been exercised shall, in the sole discretion of the Committee, either (i) be cancelled and replacement awards shall be issued by the surviving entity or (ii) all such Options shall become immediately exercisable.

         13.  MISCELLANEOUS PROVISIONS

         a. ASSIGNMENT OR TRANSFER. No grant of any "derivative security" (as defined by Rule 16a-1(c) under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by a participant except by will or the laws of descent and distribution. During the lifetime of a participant, Options and Plan Awards granted hereunder shall be exercisable only by the participant. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit other than an Incentive Option may be transferred by a participant solely to the participant's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

         b. INVESTMENT REPRESENTATION. If a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to awards paid in shares of common stock or other securities, is not in effect at the time an Option or other applicable Plan Award is exercised, the Company may require, for the sole purpose of complying with the Securities Act, that prior to delivering such common stock to the participant, such participant must deliver to the Secretary of the Company a written statement (i) representing and warranting that such common stock is being acquired for investment only and not with a view to the resale or distribution thereof, (ii) acknowledging and confirming that such common stock may not be sold unless registered for sale under the Securities Act or pursuant to an exemption from such registration and
(iii) agreeing that the certificates representing such common stock shall bear a legend to the effect of the foregoing. If, subsequent to the delivery by a participant of the written statement described in the preceding sentence, the common stock is registered under the Securities Act, the Company may release such participant from such written statement without effecting a "modification" of the Plan within the meaning of Section 424(h)(3) of the Code.

         c. WITHHOLDING TAXES. In the case of distributions of common stock or other securities hereunder, the Company, as a condition of such distribution, may require the payment (through withholding from the participant's salary, reduction of the number of shares of common stock or other securities to be issued, or otherwise) of any federal, state, local or foreign taxes required by law to be withheld with respect to such distribution.

         d. COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Company and shall not be charged against any Option or Plan Award, or to any employee receiving a Plan Award.

         e. FUNDING OF PLAN. The Plan shall be unfunded. The Company shall not be required to make any segregation of assets to assure the payment of any Option or Plan Award under the

Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

         f. OTHER INCENTIVE PLANS. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

         g. VESTING. Except as otherwise provided herein, any Option or Plan Award granted pursuant to the Plan shall become exercisable and, hence, vested as determined by the Board of Directors of the Company.

         h. AFFECT ON EMPLOYMENT. Nothing contained in this Plan or any agreement related hereto or referred to herein shall affect, or be construed as affecting, the terms of employment of any Officer or Key Employee Participant except to the extent specifically provided herein or therein. Nothing contained in this Plan or any agreement related hereto or referred to herein shall impose, or be construed as imposing, an obligation on (i) the Company, or any parent corporation or subsidiary corporation thereof, to continue the employment of any Officer or Key Employee Participant, or (ii) any Officer or Key Employee Participant to remain in the employ of the Company, or any parent corporation or subsidiary corporation thereof.

         14.  DEFINITIONS

         a. "Fair Market Value" shall, as it relates to the common stock of the Company, mean the average of the high and low prices of a share of such common stock as reported on the New York Stock Exchange on the date specified herein, or if there were no sales on such date, on the next preceding day on which there were sales, or if such common stock is no longer listed on the New York Stock Exchange, another exchange, or regularly traded in the over-the-counter market, the value of such common stock on such date as determined by the Committee in good faith.

         b. "Disability" shall be construed under the appropriate provisions of the long-term disability plan maintained for the benefit of employees of the Company, or any parent corporation or subsidiary corporation thereof, who are regularly employed on a salaried basis, unless another meaning shall be agreed to in writing by the Committee and the optionee.

         c. A "Change of Control" shall be deemed to have occurred if, subsequent to the Effective Date of this Plan (as defined in Section 17), (i) any "person" (as such term is defined in Section 13(d) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of either (x) a majority of the Company's outstanding shares of common stock or (y) securities of the Company representing a majority of the combined voting power of the Company's then outstanding voting securities, or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease, at any time after the beginning of such period, for any reason to constitute a majority of the Board of Directors of the Company, unless each new director was nominated or the election of such director was ratified by at least two-thirds of the directors still in office who were directors at the beginning of such two-year period.

         d. "Retirement' shall mean (i) with respect to any Officer or Key Employee Participant, the termination of employment from the Company, its parent or any of its subsidiaries, who at the time of such termination is at least fifty-five (55) years of age and who has completed at least ten (10) years of service (at least 1,000 hours in any fiscal year) with the Company, its parent or any subsidiary, or any combination thereof or (ii) with respect to an Outside Director Participant, either failure of the Company to retain or nominate for re-election such Outside Director Participant or such director is ineligible to run for re-election pursuant to the Company's by-laws.

         15.  AMENDMENT OF PLAN

         The Board of Directors of the Company shall have the right to amend, modify, suspend or terminate the Plan at any time, provided that no amendment shall be made which shall (i) increase the total number of shares of the common stock of the Company which may be issued and sold pursuant to Options and Plan Awards granted under the Plan, (ii) decrease the minimum option price in the case of an Incentive Option or (iii) modify the provisions of the Plan relating to eligibility with respect to Incentive Options, unless each such amendment is made by or with the approval of the stockholders of the Company. The Board of Directors shall be authorized to amend the Plan and the Options and Plan Awards granted thereunder (i) to qualify as "incentive stock options" within the meaning of Section 422 of the Code or (ii) to comply with Rule 16b-3 (or any successor rule) under the Exchange Act. No amendment, modification, suspension or termination of the Plan shall alter or impair any Options or Plan Awards previously granted under the Plan, without the consent of the holder thereof.

         16. GOVERNING LAW. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

         17.  EFFECTIVE DATE AND TERM OF PLAN

         a. The National Intergroup, Inc. 1993 Stock Option and Performance Award Plan originally became effective upon its approval by the Company's stockholders on July 21, 1993 (the "Effective Date"). This Amended and Restated Plan shall be effective as of July 9, 2001, the date on which the Plan was adopted by the Board of Directors (the "Board Approval Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting, any special meeting or by written consent of stockholders of the Company within 12 months of the Board Approval Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

         b. This Plan shall remain in effect for ten (10) years after the Board Approval Date, unless sooner terminated by the Board of Directors. No awards or grants may be made under the Plan subsequent to the expiration date.


                                       16